SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 20, 2003

                            MS Structured Asset Corp.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

 Delaware                          333-64879                   13-4026700
--------------------------------------------------------------------------------
 (State or Other Jurisdiction   (Commission File             (IRS Employer
     of Incorporation)               Number)                 Identification No.)

  1585 Broadway, New York, New York                                10036
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                        (Zip Code)

                  Registrant's telephone number, including area
                               code: 212-761-2520

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 4.1   Trust Agreement

Exhibit 5.1   Validity Opinion of Cleary, Gottlieb, Steen & Hamilton

Exhibit 23.1  Consent of Cleary, Gottlieb, Steen & Hamilton
              (included in Exhibit 5.1)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 31, 2003

                                         MS STRUCTURED ASSET CORP.
                                         (Registrant)


                                         By: /s/ John Kehoe
                                             ----------------------
                                         Name:  John Kehoe
                                         Title: Vice President

                                  EXHIBIT INDEX

Exhibit 4.1       Trust Agreement

Exhibit 5.1       Validity Opinion of Cleary, Gottlieb, Steen & Hamilton

Exhibit 23.1      Consent of Cleary, Gottlieb, Steen & Hamilton
                  (included in Exhibit 5.1)